Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Joey New York, Inc. (the "Company") on Form 10-Q for the three month period ended November 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joey Chancis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

June 3, 2016

/s/ Joey Chancis
Joey Chancis
Chief Executive Officer
(Principal Executive Officer)